UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 3, 2004

GENTA INCORPORATED
 (Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-19635	33-0326866
(Commission File Number)	(IRS Employer Identification No.)

Two Connell Drive Berkeley Heights, NJ	07922
(Address of Principal Executive Offices)	(Zip Code)

(908) 286-9800
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 3, 2004 Genta Incorporated (“Genta”) issued a press release announcing that it has acquired world-wide rights from Temple University to intellectual property and technology, and a novel antisense compound (LR3001) that targets c- myb, a central gene that regulates the growth of cancer cells. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On December 4, 2004 Genta issued a press release announcing results from the Company’s randomized Phase 3 clinical trial of Genasense® (oblimersen sodium) Injection in patients with relapsed or refractory multiple myeloma were presented today at the annual meeting of the American Society of Hematology (ASH) in San Diego, CA. The press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

On December 4, 2004 Genta issued a press release announcing that results have been reported from two clinical studies using Genasense® (oblimersen sodium) Injection, the Company’s lead anticancer compound, in combination with other drugs in patients with acute myeloid leukemia (AML). A Phase 2 trial of Genasense® plus Mylotarg® (gemtuzumab ozogamicin; Wyeth) showed that the combination could induce complete remissions (CR) in patients with AML who had relapsed from extensive prior therapy. The second trial correlated certain biomarkers with clinical response to Genasense® plus standard chemotherapy in older patients. The press release is attached hereto as Exhibit 99.3 and incorporated herein by reference.

On December 5, 2004 Genta issued a press release announcing that several presentations at the annual meeting of the American Society of Hematology (ASH) featured use of the Company’s lead anticancer drug, Genasense® (oblimersen sodium) Injection, in patients with blood cancers that involve plasma cells. The press release is attached hereto as Exhibit 99.4 and incorporated herein by reference.

On December 5, 2004 Genta issued a press release announcing that two new studies have shown that Genasense® (oblimersen sodium) Injection, the Company’s lead anticancer drug, showed synergistic activity with both bortezomib (Velcade®; Millennium Pharmaceuticals, Inc.) and rituximab (Rituxan®; Genentech, Idec) in experimental models of B-cell non-Hodgkin’s lymphoma (NHL). The data were presented this weekend in sessions at the annual meeting of the American Society of Hematology (ASH). The press release is attached hereto as Exhibit 99.5 and incorporated herein by reference.

On December 5, 2004 Genta issued a press release announcing that results from a large Phase 2 trial of Ganite® (gallium nitrate injection) in patients with advanced non-Hodgkin’s lymphoma (NHL) were presented at the annual meeting of the American Society of Hematology (ASH). The results showed that Ganite® displayed activity in a wide variety of patients with various subtypes of advanced NHL who had failed to respond or had relapsed from other types of treatment. The press release is attached hereto as Exhibit 99.6 and incorporated herein by reference.

On December 6, 2004 Genta issued a press release announcing that results from the Company’s randomized Phase 3 clinical trial of Genasense® (oblimersen sodium) Injection in patients with relapsed or refractory chronic lymphocytic leukemia (CLL) were presented today at the annual meeting of the American Society of Hematology (ASH). The trial showed that the addition of Genasense® significantly increased the proportion of patients who achieved a major response, which was the primary end-point of the trial. The press release is attached hereto as Exhibit 99.7 and incorporated herein by reference.

Exhibit Number	Description

99.1	Press Release dated December 3, 2004
99.2	Press Release dated December 4, 2004
99.3	Press Release dated December 4, 2004
99.4	Press Release dated December 5, 2004
99.5	Press Release dated December 5, 2004
99.6	Press Release dated December 5, 2004
99.7	Press Release dated December 6, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTA INCORPORATED

Date:	December 6, 2004	By:	/s/ William P. Keane

			Name:	William P. Keane
			Title:	Vice President, Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description	Sequentially Numbered Page

99.1	Press Release dated December 3, 2004
99.2	Press Release dated December 4, 2004
99.3	Press Release dated December 4, 2004
99.4	Press Release dated December 5, 2004
99.5	Press Release dated December 5, 2004
99.6	Press Release dated December 5, 2004
99.7	Press Release dated December 6, 2004